ELIZABETHTOWN WATER COMPANY
                        SAVINGS AND INVESTMENT PLAN
                     Effective Date:  January 1, 1989

              ELIZABETHTOWN WATER COMPANY

              SAVINGS AND INVESTMENT PLAN


          WHEREAS ELIZABETHTOWN WATER COMPANY, hereinafter known as
          "Employer" or "Plan Sponsor," adopted the Elizabethtown Water Company Savings and Investment Plan for the benefit of its Employees effective January 1, 1988; and

          WHEREAS Article XII, Section 12.1 of the Plan authorizes the Plan Sponsor to amend the Plan in whole or in part at any time; and

          WHEREAS the Plan Sponsor wishes to amend the Plan to conform with the Tax Reform Act of 1986;

          NOW, THEREFORE, said Plan is hereby amended and restated in its entirety effective as of January 1, 1989.

            This Plan shall be known as the

              ELIZABETHTOWN WATER COMPANY

                       SAVINGS AND INVESTMENT PLAN.
Table of Contents

                             Section
                            Contents
                              Page

                1                               DEFINITIONS  1

                                            MEMBERSHIP IN THE PLAN 10

                   2.1
                    Current Members. . . . . . . . . 10
                   2.2
                    New or Reemployed Members. . . . 10
                   2.3
                    Union Employees Excluded . . . . 10
                   2.4
                    Changes in Category. . . . . . . 10

                3              CONTRIBUTIONS 11

                   3.1
                    Basic Contributions. . . . . . . 11
                   3.2
                    Matching Contributions . . . . . 11
                   3.3
                    Adjustments to Contribution Limits 11
                   3.4
                    Adjustments to Contributions . . 11
                   3.5
                    Distribution of "Excess Elective Deferral" Amounts 11
                   3.6
                    Overall Limits on Contributions. 12
                   3.7
                    Permitted Employer Refunds . . . 14
                   3.8
                    Timing of Deposits . . . . . . . 15
                   3.9
                    Deduction Limits . . . . . . . . 15

                4             MEMBER ACCOUNTS 16

                   4.1
                    Establishment of Accounts. . . . 16
                   4.2
                    Valuation of Accounts. . . . . . 16
                   4.3
                    Adjustment to Accounts . . . . . 16
                   4.4
                    Directed Investments . . . . . . 16
                   4.5
                    Administration of Investments. . 16
                   4.6
                    Investments For Terminated Members 17
                   4.7
                    Stock Rights . . . . . . . . . . 17
                   4.8
                    Stock Valuation. . . . . . . . . 17

                5         ESTING AND FORFEITURES 18

                   5.1
                    Vesting Schedule . . . . . . . . 18
                   5.2
                    Forfeitures. . . . . . . . . . . 18
                   5.3
                    Change in Vesting Schedule . . . 18

                6             DISTRIBUTIONS 20

                   6.1
                    Distribution of Benefit. . . . . 20
                   6.2
                    Election of Benefits . . . . . . 20
                   6.3
                    Rehire Prior To Incurring Five Consecutive Breaks

                      in Service . . . . . . . . . . 20
                   6.4
                    Death Prior to Distribution. . . 20
                   6.5
                    Distribution Limitation. . . . . 21
          Table of Contents

                             Section
                            Contents
                              Page

                   6.6
                    Mandatory Distributions. . . . . 21
                   6.7
                    Earnings on Undistributed Benefits 21
                   6.8
                    Rollovers Into the Plan. . . . . 21
                   6.9
                    Evidence in Writing. . . . . . . 21
                   6.10
                    Hardship Withdrawal. . . . . . . 21
                   6.11
                    Withdrawals Permitted After Age 59-1/2 23
                   6.12
                    Conditions For Withdrawals . . . 23
                   6.13
                    Direct Rollover
          Requirements . . . . . . . . . . . . . . . . . . . . 23

                7       ACTUAL DEFERRAL AND ACTUAL CONTRIBUTION
                        PERCENTAGE TESTING 25

                   7.1
                    Actual Deferral Percentage Test. 25
                   7.2
                    ADP Formula. . . . . . . . . . . 25
                   7.3
                    Calculations of Excess Contributions 26
                   7.4
                    Distribution of Excess Contributions 26
                   7.5
                    Additional Basic and Matching Contributions 26
                   7.6
                    Matching Contributions . . . . . 27
                   7.7
                    Actual Contribution Percentage Test 27
                   7.8
                    ACP Formula. . . . . . . . . . . 27
                   7.9
                    Calculation of Excess Aggregate Contributions 28
                   7.10
                    Distribution of Excess Aggregate Contribution 29
                   7.11
                    Additional Contributions . . . . 29
                   7.12
                    Forfeitures. . . . . . . . . . . 29
                   7.13
                    Aggregate Limit. . . . . . . . . 29
                   7.14
                    Special Rules. . . . . . . . . . 30

                8              TOP-HEAVY PROVISIONS 31

                   8.1
                    Top-Heavy Preemption . . . . . . 31
                   8.2
                    Top-Heavy Definitions. . . . . . 31
                   8.3
                    Aggregation of Plans . . . . . . 33
                   8.4
                    Minimum Contribution Rate. . . . 33
                   8.5
                    Deposit of Minimum Contribution. 33
                   8.6
                    Top-Heavy Vesting Schedule . . . 33
                   8.7
                    Combined Defined Benefit and Defined Contribution

                      Plans. . . . . . . . . . . . . 34

                9      DESIGNATION OF BENEFICIARY 35

                   9.1
                    Named Beneficiary. . . . . . . . 35
                   9.2
                    No Named Beneficiary . . . . . . 35

               10        MANAGEMENT OF THE FUND 36

                  10.1
                    Contributions Deposited To Trust 36
                  10.2
                  No Reversion to Participating Employer

                Table of Contents

                             Section
                            Contents
                              Page

               11       DISCONTINUANCE AND LIABILITIES 37

                  11.1
                    Termination. . . . . . . . . . . 37
                  11.2
                    No Liability For Participating Employer 37
                  11.3
                    Administrative Expenses. . . . . 37
                  11.4
                    Nonforfeitability Due to Termination(s) 37
                  11.5
                    Exclusive Benefit Rule . . . . . 37
                  11.6
                    Mergers. . . . . . . . . . . . . 37
                  11.7
                    Non-allocated Trust Assets . . . 38

               12                 ADMINISTRATION 39

                  12.1
                    Appointment of Plan Administrator 39
                  12.2
                    Responsibilities and Duties. . . 39
                  12.3
                    Claims Procedure . . . . . . . . 39
                  12.4
                    Trustee Has Authority to Invest. 40
                  12.5
                    Indemnification. . . . . . . . . 40
                  12.6
                    Removal For Personal Involvement 40

               13            AMENDMENTS 41

                  13.1
                    Amendment Restrictions . . . . . 41
                  13.2
                    Amending the Plan. . . . . . . . 41
                  13.3
                    Retroactive Amendments . . . . . 41

               14                                              LOANS 42

                  14.1
                    Permitted Loans. . . . . . . . . 42
                  14.2
                 Collateral Required . . . . . . . . 42
                  14.3
                    Repayment. . . . . . . . . . . . 42
                  14.4
                    Interest Charges . . . . . . . . 42
                  14.5
                    Failure to Make Timely Payment . 42
                  14.6
                    Termination of Employment. . . . 43
                  14.7
                    Loans to Non-Employees . . . . . 43
                  14.8
                    General Administration . . . . . 43

               15              MISCELLANEOUS 44

                  15.1
                    "Spendthrift" Provision. . . . . 44
                  15.2
                    QDRO Exception . . . . . . . . . 44
                  15.3
                    Plan Loans . . . . . . . . . . . 44
                  15.4
                    No Guarantee of Employment . . . 44
                  15.5
                    Controlling Law. . . . . . . . . 44

                       SECTION 1

                      DEFINITIONS
    The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context; and the following rules of interpretation shall apply in reading this instrument. Pronouns shall be interpreted so that the masculine pronoun shall include the feminine and the singular shall include the plural.
    The words "hereof," "herein" and other singular compounds shall refer to the Plan in its entirety and not to any particular provision or section, unless so limited by the text. All references herein to specific sections shall mean sections of this document unless otherwise qualified.

2. Accrued Benefit means the sum of the balance in the Member's Basic Contribution Account, Top-Heavy Contribution Account, and Matching Contribution Account.

   2..1 Actual Contribution Ratio (ACR), with respect to any Member for a Plan Year, means a fraction the numerator of which equals the Matching Contributions paid to the Trust for a Plan Year on behalf of such Member and the denominator of which equals the Member's Compensation (as defined in Section 1.13B.) for the Plan Year.
   2..2 Actual Deferral Ratio (ADR), with respect to any Member for a Plan Year, means a fraction the numerator of which equals the Basic Contributions paid to the Trust for the Plan Year on behalf of such Member and the denominator of which equals the Member's
          Compensation (as defined in Section 1.13B.) for the Plan Year.
   2..3 Additional Basic Contribution means a qualified nonelective contribution as defined in Treasury regulation 1.401(k)-1(g)(13)(ii).
   2..4   Affiliated Company means the Participating Employer and:

          A. any corporation which is a member of a controlled group of corporations within the meaning of section 1563(a) of the Code, determined without regard to sections 1563(a)(4) and
              (e)(3)(C);
          B. any organization under common control with a Participating Employer within the meaning of section 414(c) of the Code;
          C.  any organization which is included with a Participating
              Employer in an affiliated service group within the meaning of
              Section 414(m) of the Code; or
          D. any other entity required to be aggregated with a Participating Employer pursuant to regulations under section 414(o) of the Code.
  2..5 Annual Addition means the total for the Limitation Year of the items listed below allocated to the account of an Employee under all defined contribution plans sponsored by an Affiliated Company except that, for the purposes of this Section, "more than 50%" shall be substituted for "80%" each place it appears in section 1563(a)(1) of the Code):

           A.  employer contributions;
           B.  forfeitures;
           C.  employee contributions (other than rollovers);
           D.  amounts described in sections 415(l)(1) and 419A(d)(2) of the
                Code;
           E. except that, the Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat Employee contributions as an Annual Addition.
   2..6 Basic Contribution means an elective deferral made by a Member pursuant to Section 3.1 of the Plan.
   2..7 Basic Contribution Account means an account established and maintained on behalf of a Member to which his Basic Contributions are allocated.
   2..8 Beneficiary means the person, persons, or trust designated by written, revocable designation filed with the Plan Administrator by the Member to receive payments in the event of such Member's death.
   2..9    Board means the Board of Directors of the Plan Sponsor.
   2..10 Break in Service means a twelve- consecutive month period measured from the date an Employee terminates employment, or any anniversary thereof, during which the Employee does not perform an Hour of Service. An Employee shall not incur a Break in Service during an Eligibility Computation Period. In the case of an individual who is absent from work for maternity or paternity reasons, the twelve- consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service or a Period of Service. The Break in Service shall begin to be measured from the second anniversary of the date such maternity or paternity leave began. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (A) by reason of the pregnancy of the individual, (B) by reason of the birth of a child of the individual, (C) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (D) for purposes of caring for such child for a period beginning immediately following such birth or placement.
   2..11   Code means the Internal Revenue Code of 1986, and the same as may be amended from time to time.
   2..12   Compensation means,

           A. except as hereafter specified, salary and wages, overtime pay, fees, tips, profit, bonuses and commissions paid by a Participating Employer to an Employee, including the Basic Contribution made hereunder during the Plan Year and elective deferrals made pursuant to a Code section 125 of the Code, and all other earnings reportable under sections 6041 and 6051 of the Code on Form W-2 received by an Employee from the Employer during the portion of the Plan Year in which the Employee is eligible to make contributions under
               Section 3.1 or 3.2, but excluding all other Participating Employer contributions to benefit plans and all other forms of compensation. Notwithstanding the preceding sentence, for any Plan Year, Compensation shall exclude any remuneration received by a Member in excess of $200,000, as adjusted by the Secretary of the Treasury at the same time and in the same manner as under section 415(d) of the Code. In determining the Compensation of a Member for purposes of the $200,000 limitation, the rules of Code section 414(q)(6), pertaining to Family Members, shall apply; except, however, that the term "Family Member" shall, for the purpose of this Section, include only the Spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the year. Any Compensation in excess of that amount shall be prorated among Family Members in accordance with Code section 401(a)(17).

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding
        12 months, over which Compensation is determined
        (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        For Plan Years beginning on and after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

        If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, the determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

   B.  for purposes of the nondiscrimination tests set forth in Section
       7, and except as provided in Code section 414(s),
       Compensation means any income received by the Employee
       from a Participating Employer in accordance with Code
       section 415(c)(3), including deferrals made pursuant to section 414(s)(2) of the Code, for the Plan Year for which compliance with the tests is being measured; and to the extent permitted in guidance issued by the Internal Revenue Service,
       Compensation shall mean only that portion of income received by an Employee from the Employer for the portion of the Plan
       Year during which the Employee was a Member of the Plan.
   C.  for purposes of the limitations and requirements of section 415 of the Code as set forth in Section 3.6, Compensation means the amounts described in Section 1.13A. received by the
       Employee for the entire Plan Year, but specifically excluding the following:
       (1) contributions made by an Affiliated Company to a deferred compensation plan which are not includible in the Employee's gross income for the taxable year in which contributed;
       (2)  Affiliated Company contributions made on behalf of an
       Employee to a SEP (to the extent deductible by the Employee under section 219(b)(2) of the Code);
       (3)  distributions from a deferred compensation plan (other than from an unfunded nonqualified plan when includible in gross income);
       (4)  amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by an
       Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
       (5)  amounts realized from the sale, exchange or other
       disposition of stock acquired under a qualified stock option;
       and
       (6)  other amounts which receive special tax benefits, such as premiums for group term life insurance (to the extent
       excludable from gross income); Affiliated Company
       contributions applied towards the purchase of an annuity
       contract described in section 403(b) of the Code; or any
       amount which is contributed by the Affiliated Company
       pursuant to a salary reduction agreement and which is not
       includible in the gross income of the Employee pursuant to section 125 of the Code.
2..13 Disability means that the Member has applied and qualifies for disability benefits under the Social Security Act of 1939, as amended.
2..14 Dollar Limit means the dollar limitation under section 402(g) of the Code in effect for a calendar year.
2..15   Early Retirement Date means the date on which a Member has attained age 55.
2..16   Effective Date of this restated Plan means January 1, 1989.
2..17 Eligible Employee means any Employee of a Participating Employer who satisfies the following conditions:
        A. he has been employed by a Participating Employer for an Eligibility Computation Period during which he is credited with at least 250 Hours of Service;
        B.  he is employed as a nonexempt or exempt Employee;
        C. he is not an Employee covered under a collective bargaining agreement with respect to which retirement benefits were the subject of good faith negotiations, unless the collective bargaining agreement otherwise provides;
        D. he is not a leased employee within the meaning of section 414(n)(2) of the Code.
2..18 Eligibility Computation Period means the three consecutive month period commencing with an Employee's date of hire or rehire and each three month anniversary thereof.
2..19   Employee means an individual in the employ of an Affiliated
        Company and a leased employee within the meaning of section
        414(n)(2) of the Code, except as provided below. The term "leased employee" means any person (other than an Employee of an Affiliated Company) who, pursuant to an agreement between the Affiliated Company and any other person ("leasing organization"), has performed services for the Affiliated Company (or for the Affiliated Company and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by Employees in the business field of the Affiliated Company. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Affiliated Company shall be treated as provided by the Affiliated Company.

        A leased employee shall not be considered an Employee of the Affiliated Company if: (i) such individual is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed by the Affiliated Company pursuant to a salary reduction agreement which are excludable from the leased employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code; (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20% of the Affiliated
        Company's Non-Highly Compensated workforce.
2..20   Employer means Elizabethtown Water Company and any other
        business organization which succeeds to its business and elects to continue this Plan.
2..21   Employer Securities means common stock of the Plan Sponsor's parent company or a corporation which is an Affiliated Company, and which is readily tradeable on an established securities market. If there is no such stock, then common stock issued by the parent company of the Plan Sponsor or an Affiliated Company may be used provided it has a combination of voting power and dividend rights at least as great as the voting power and dividend rights of any other such class of stock. Noncallable preferred stock shall be treated as Employer Securities if the stock is convertible at any time into common stock of the Employer which is readily tradeable on an established securities market and if the conversion price is reasonable.
2..22   Entry Date means each January 1 and July 1.
2..23   ERISA means the Employee Retirement Income Security Act of 1974, and the same as may be amended from time to time.
2..24   Family Member means an individual who is the spouse, lineal ascendant or lineal descendant of an Employee or former Employee, or the spouse of such lineal ascendant or descendant.
2..25   Fund means all assets of the Trust.
2..26   Highly Compensated Employee means any active or former
        Employee, who performs service during the determination year and is described in one or more of the following groups:
        A. an Employee who is a 5% owner, as defined in section 416(i)(1)(B)(i) of the Code, at any time during the determination year or the look-back year;
        B. an Employee who receives Compensation (as defined in Section 1.13C.) in excess of $75,000 during the look-back year;
        C. an Employee who receives Compensation (as defined in Section 1.13C.) in excess of $50,000 during the look-back year and is a member of the top-paid group, as defined in section 414(q)(4) of the Code, for the look-back year;
        D. an Employee who is an officer, within the meaning of section 416(i) of the Code, during the look-back year and who receives Compensation (as defined in Section 1.13C.) in the look-back year greater than 50% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for the calendar year in which the look-back year begins; or
        E.  an Employee who is both described in paragraph B., C. or D.
        above when these paragraphs are modified to substitute the determination year for the look-back year and one of the 100 Employees who receive the most Compensation (as defined in Section 1.13C.) from the Employer during the determination year.
        F. The terms "determination year" and "look-back year" shall mean, respectively, the Plan Year and the twelve-month period immediately preceding the determination year.
        G.  The $75,000 and $50,000 amounts set forth in paragraphs B.
        and C. above shall be indexed for changes in the cost of living in accordance with section 415(d) of the Code.

        If no officer satisfies the requirements of paragraph D. above during either a determination or look-back year, then the highest paid officer for such year shall be treated as a Highly Compensated Employee.

    I. If the Employee is, during a determination or look-back year, a Family Member of either an active or former 5% owner-Employee or one of the ten most Highly Compensated
        Employees during such year, then the Compensation of the Family Member and that Employee shall be aggregated. The Family Member and Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and Employee.

    J.  A Highly Compensated former Employee includes any
        Employee who separated or was deemed to have separated from service prior to the determination year, performs no service for a Participating Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

    K. The determination of who is a Highly Compensated Employee shall be made in accordance with section 414(q) of the Code and the regulations thereunder.

2..27 Hour of Service means each hour for which an Employee is directly or indirectly paid or entitled to be paid by an Affiliated Company for the performance of employment duties and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Affiliated Company. These hours shall be credited to an Employee for the computation period during which his employment duties were performed or to which a back pay agreement or award pertains irrespective of when payment is made. No
        Employee shall be credited with duplicate Hours of Service as a result of a back pay agreement or award. An Employee shall also be credited with one Hour of Service for each hour for which the Employee is directly or indirectly paid, or entitled to payment, by an Affiliated Company on account of a period during which no duties are performed due to vacation, holiday, illness, incapacity, disability layoff, jury duty or Leave of Absence; provided, however, that not more than 501 Hours of Service shall be credited to an Employee under this sentence on account of any single, continuous period during which the Employee performs no duties, and provided further that no credit shall be given if payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws, or is made solely to reimburse an Employee for medical or medically related expenses incurred by the Employee.
        A. For purposes of determining the number of Hours of Service completed in any applicable computation period, the Plan
        Administrator may maintain accurate records of actual hours completed for all Employees. The number of Hours of Service to be credited to an Employee for periods during which no employment duties are performed shall be determined in accordance with sections 2530.200b-2(b) and 2530.200b-2(c) of the Department of Labor regulations in Title 29 of the Code of Federal Regulations.
        B.  If the Plan Administrator does not maintain records of actual
        Hours of Service, an Employee shall be credited with 45
        Hours of Service for each week in which such Employee would otherwise be credited with at least one Hour of Service.
        C. Solely for the purpose of preventing a Break in Service, an Employee shall be credited with Hours of Service during an absence by reason of:
        (1)  the pregnancy of the Employee;
        (2)  the birth of a child of the Employee;
        (3) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or
        (4) for purposes of caring for a child beginning immediately after such birth or placement;
        provided the Employee shall, during the period of his absence, be credited with the number of Hours of Service which would have been credited to him at his normal work rate but for such absence, or, if the number of Hours of Service based on a normal rate is indeterminable, the Employee shall be credited with eight Hours of Service per day of such absence. The
        "Severance from Service" date of an Employee/Member who is absent from work due to "maternity or paternity leave" reasons for more than one year is the second anniversary of the first date of such absence. The period between the first and second anniversary of the first date of such absence is neither a Period of Service nor a period of severance.=
        These hours shall be credited to the Break in Service computation period in which the absence began if necessary to avoid a Break in Service or, if not necessary, then to the following computation period.
        D. An Employee who is absent by reason of service in the armed forces of the United States and who returns to service within the time that his reemployment rights are protected by federal law shall be granted credit for Hours of Service during his period of military service.

2..28   Leave of Absence means any temporary absence from employment authorized by the Employer based on its normal practices. An Employee's Period of Service shall continue uninterrupted during such leave.
2..29   Limitation Year means the Plan Year.
2..30 Matching Contribution means a contribution made by the Employer pursuant to Section 3.2 of the Plan.
2..31 Matching Contribution Account means an account established and maintained on behalf of a Member to which his Matching
        Contributions are allocated.
2..32   Member means any Eligible Employee included in the membership of the Plan as provided in Section 2 hereof.  A Member shall continue to be a Member as long as he has an Accrued Benefit hereunder.
2..33   Non-Highly Compensated Employee means any Employee who is
        neither a Highly Compensated Employee nor a Family Member of a
        Highly Compensated Employee.
2..34   Normal Retirement Date means the Member's 65th birthday.
2..35   Participating Employer means any Affiliated Company which adopts this Plan with the consent of the Plan Sponsor. As of the Effective Date, the Employer, The Mount Holly Water Company, E'town
        Corporation and E'town Properties are the only Participating
        Employers.
2..36   Period of Service means the period between an Employee's date of hire or rehire, as applicable, and the date on which he ceases to be an Employee.
2..37   Plan means Elizabethtown Water Company Savings and Investment
        Plan, as set forth herein and the same as may be amended from time to time.
2..38   Plan Administrator means the individual or entity appointed under
        Section 12.1 hereof.
2..39   Plan Sponsor means Elizabethtown Water Company or its successor.
2..40   Plan Year means the period from January 1 through December 31.
2..41   Prior Plan means this Plan as in effect through December 31, 1988.
2..42 Retirement means the termination of a Member's employment with a Participating Employer on or after his Early or Normal Retirement Date or such later date on which he actually terminates employment.
2..43 Rollover Contribution means the amount contributed by an Employee to the Plan pursuant to Section 6.8 of the Plan.
2..44 Spouse means the husband or wife of a Member on the date benefits under the Plan commence. However, if the Member should die prior to the date benefits under the Plan would have commenced to him, then the Spouse shall be the husband or wife to whom the Member had been married throughout the one-year period preceding the date of his death.
2..45 Top-Heavy Contribution means a contribution made by a Participating Employer pursuant to Section 8 of the Plan.
2..46 Top-Heavy Contribution Account means an account established and maintained on behalf of a Member to which his Top-Heavy
        Contributions, if any, are allocated.
2..47 Trust means a trust, intended to qualify under section 501(a) of the Code, which constitutes the legal agreement between the Plan
        Sponsor and the Trustee, fixing the rights and liabilities with respect to managing and controlling the Fund for the purposes of the Plan.
2..48 Trustee means the individual or entity designated by the Board as trustee(s) of the Trust.
2..49 Valuation Date means June 30 and December 31, and such other dates as may be selected by the Plan Administrator. Effective
        January 1, 1993, Valuation Date shall mean each March 31, June 30, September 30 and December 31.
2..50   Year of Service means the period of service with an Affiliated
        Company used to determine vesting pursuant to Section 5 of the Plan as follows:
        A. except as provided in paragraph B. of this Section, a twelve-month consecutive period, included within a Period of Service and measured from the later of the date of hire or rehire or January 1, 1989 as applicable, provided that the following rules apply:
        (1) if an Employee is credited with an Hour of Service within twelve consecutive months after the date on which he terminates employment, his Years of Service shall be computed as though his service had not been severed;
        (2) Years of Service shall be determined as if all Affiliated Companies were a single employer, excluding, however, employment during periods when the Participating Employer was not an Affiliated Company.
        (3) In addition, if the Participating Employer maintains the plan of a predecessor employer, service with such employer will be treated as service for the Participating Employer.
        B. if a Member incurs a Break in Service, his Years of Service before that Break in Service (and not disregarded by reason of any prior Break in Service) shall be taken into account only if

        (1) following the Break in Service the Member completes one Year of Service, and before the Break in Service the Member had a vested interest in his Accrued Benefit; or

        (2) the aggregate number of the Member's consecutive Breaks in Service is less than five.

                       SECTION 2

                MEMBERSHIP IN THE PLAN
2.1 Current Members. Each Employee who was participating in the Prior Plan on December 31, 1988 shall automatically continue as a Member hereunder. Each other Employee who is an Eligible
    Employee as of the Effective Date shall become a Member of the Plan on such date.
2.2 New or Reemployed Members. Each other Employee shall become a Member on the Entry Date coincident with or next following the date he qualifies as an Eligible Employee. A reemployed Employee shall become a Member on the next Entry Date following his date of reemployment if he had become eligible prior to his reemployment but had not yet become a Member. A reemployed Employee who was previously a Member shall be eligible to participate in the Plan as of the date of his reemployment.

2.3 Union Employees Excluded. An Eligible Employee whose terms and conditions of employment become subject to the terms of a collective bargaining agreement shall not become ineligible during the period between the selection of the union and the execution of the first collective bargaining agreement which covers him. However, an Eligible Employee covered by a collective bargaining agreement wherein retirement benefits, whether or not provided, were the subject of good faith bargaining between the representative of such Eligible Employee and the Participating Employer, shall not be eligible for continued participation unless the collective bargaining agreement provides for continued participation.
2.4 Changes in Category. If an ineligible Employee's status changes to a category of eligibility, he shall become a Member on the date his status changes or, if later, the Entry Date on which he has satisfied the requirements of Section 1.18. If a Member's status changes to a category of ineligibility, he shall cease to participate in contributions under Section 3 as of the date of the change.


                       SECTION 3

                     CONTRIBUTIONS
3.1 Basic Contributions. Each Member may authorize a Participating Employer to reduce his Compensation by any whole percentage up to 10% of such Compensation, subject to the Dollar Limit and limits of Section 3.6.

    Such amount shall be allocated as Basic Contributions hereunder to the Member's Basic Contribution Account. Each Eligible Employee shall file a written election form with the Plan Administrator specifying the portion of his Compensation that is to be contributed to the Plan as a Basic Contribution. The election of the Member shall remain in effect until the Member files a new election with the
     Plan Administrator.
3.2 Matching Contributions. The Participating Employer shall make a Matching Contribution for each Member which shall equal $.50 for each $1.00 deposited to such Member's Basic Contribution Account.
    The Matching Contribution shall be credited to the Member's
    Matching Contribution Account. Notwithstanding the preceding, no Matching Contributions shall be made with respect to a Member's
    Basic Contributions in excess of 6% of his Compensation. The amount of Employer Matching Contributions may be increased or decreased at the discretion of the Board, provided that reasonable notice is provided to Members giving them the opportunity to change their elective deferral percentages.

3.3 Adjustments to Contribution Limits. Notwithstanding Section 3.1, the Plan Administrator may limit the maximum Basic Contribution percentage for all or a class of Highly Compensated Employees as it determines is necessary or desirable to assure that the Plan satisfies the requirements of Section 7.1.

3.4 Adjustments to Contributions. A Member may increase or decrease the rate of Basic Contributions effective as of any Entry Date by submitting a new election to the Plan Administrator. A Member may suspend Basic Contributions at any time by submitting written notice to the Plan Administrator. Suspensions during the Plan Year shall be effective as soon as practicable after the election to suspend is filed with the Plan Administrator. A Member may recommence Basic Contributions to the Plan effective as of any Entry Date by submitting a new written election to the Plan Administrator, prior to such Entry Date but in no event may a Member recommence Basic Contributions to the Plan prior to the second Entry Date following the suspension of such Contributions.
3.5 Distribution of "Excess Elective Deferral" Amounts. Notwithstanding any other provision of the Plan, Excess Elective Deferrals as adjusted for income or losses thereon shall be distributed to Members who request a distribution in accordance with this Section.
    A. For purposes of this Section, the following definitions shall have the following meanings:

    (1) "Elective Deferrals" for a taxable year means the sum of all Employer contributions made on behalf of a Member pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code, any simplified employee pension cash or deferred arrangement as described in section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described under section 501(c)(18) of the Code, and any Employer contributions made on the behalf of a Member for the purchase of an annuity contract under section 403(b) of the Code pursuant to a salary reduction agreement.

    (2) "Excess Elective Deferrals" means those Elective Deferrals that are includible in a Member's gross income under section 402(g) of the Code, because they exceed the Dollar Limit. Excess Elective Deferrals shall be treated as Annual Additions under the Plan.

    B.  A Member may assign to this Plan any Excess Elective
    Deferrals made during the taxable year of the Member by filing a claim in writing with the Plan Administrator no later than March 1 following the year in which the Excess Elective Deferral was made. Said claim shall specify the Member's
    Excess Elective Deferral amount for the preceding calendar year; and shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Elective Deferral amount, when added to amounts deferred under other plans or arrangements described in section 401(k), 408(k), 457, 501(c)(18) or 403(b) of the Code shall exceed the Dollar Limit for the year in which the deferral occurred. A Member shall be deemed to have given notification described above if the Excess Elective Deferral results from Elective Deferrals to this Plan or other plans of the Employer or Affiliated Companies.
    C. A Member who has an Excess Elective Deferral during a taxable year may receive a corrective distribution during the same year. Such a corrective distribution shall be made if:
    (1)  the Member designates the distribution as an Excess
    Elective Deferral or is deemed to make the designation under paragraph B., above;
    (2) the corrective distribution is made after the date on which the Plan received the Excess Elective Deferral; and
    (3) the Plan Administrator designates the distribution as a distribution of an Excess Elective Deferral.
    D. The Excess Elective Deferral distributed to a Member with respect to a calendar year shall be adjusted to reflect income or loss in the Member's Basic Contribution Account for the taxable year allocable thereto. The income or loss allocable to such Excess Elective Deferral amount shall be determined by the method generally used under the Plan to allocate income or loss to a Member's account.
    E. Excess Elective Deferral amounts, as adjusted for income and losses, shall be distributed to a Member no later than April 15 of the year following the calendar year in which such Excess Elective Deferral was made.
3.6 Overall Limits on Contributions. Contributions made on behalf of any Member during any Plan Year shall be subject to the following:
    A. In no event shall the Annual Addition for a Member exceed the lesser of:
    (1)  25% of the Member's Compensation, under Section
    1.13C., for the Limitation Year; or
    (2) the "defined contribution dollar limitation," which shall mean $30,000 or, if greater, one fourth of the defined benefit dollar limitation under section 415(b)(1) of the Code for the Limitation Year.
    B. Basic Contributions made on behalf of a Member during a payroll period which begins in one Plan Year but ends in the next succeeding Plan Year shall be deemed an Annual
    Addition for the next succeeding Plan Year.
    C. If the excess Annual Addition results from a contribution made under Section 3.1, the excess shall be distributed to the contributing Member to the extent permitted by Treasury regulation 1.415-6(b)(6).

    D. If the Annual Addition must be limited for any Member after application of paragraph C. in order to comply with section
    415 of the Code, the excess amounts in the Member's account will be used to reduce Employer contributions for the next
    Limitation Year (and succeeding Limitation Years, as necessary) for that Member if that Member is covered by the Plan as of the end of the Limitation Year. However, if that Member is not covered by the Plan as of the end of the Limitation Year, then the excess amounts will be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Members in the Plan. Furthermore, the excess amounts will be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the remaining Members in the Plan.
    Excess amounts may not be distributed to Members or former
    Members except as provided in paragraph C.
    E. (1) If an Employee is or was a Member in one or more defined benefit plans and one or more defined contribution plans maintained or ever maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0.
    The "defined benefit plan fraction" for any year is a fraction the numerator of which equals the projected annual benefit of the Member under the Plan (determined as of the close of the Plan Year), and the denominator of which equals the lesser of:
    (2) the product of 1.25 multiplied by $90,000 adjusted in accordance with section 415(d)(1)(A) of the Code; or
    (3) the product of 1.4 multiplied by 100% of the Member's average Compensation for his high three consecutive calendar years of active participation.
    Notwithstanding the above, if the Employee was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer in existence on May 6, 1986, the denominator of this fraction shall not be less than 125% of the sum of the annual benefits under such plans which the Member had accrued as of the close of the last Limitation
    Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation
    Years beginning before January 1, 1987.
    (4) The defined contribution plan fraction for any year is a fraction the numerator of which equals the sum of the Annual
    Addition to the Member's Accounts as of the close of the Plan
    Year, and the denominator of which equals the sum of the lesser of the following amounts determined for such year and for each prior year:
    (5) the product of 1.25 multiplied by $30,000 or the applicable dollar limit which is in effect for such plan year; or
    (6)  the product of 1.4 multiplied by 25% of the Member's
    Compensation.
    Notwithstanding the above, if the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the limitation of section 415 of the Code applicable to the first Limitation Year beginning on or after January 1, 1987.
    The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.
    F. The limitations of this Section 3.6 shall be applied to this Plan before they are applied to any other defined contribution plan of any Affiliated Company. This Section 3.6 shall be satisfied prior to satisfying the ADP test.
    G. If an Affiliated Company maintains or maintained a defined benefit plan and the amount contributed to the Trust in respect of any Plan Year would cause the amount allocated to any Member under all defined contribution plans maintained by an Affiliated Company to exceed the maximum allocation as determined in paragraph D., then the allocation with respect to such Member shall be reduced by the amount of such excess. To the extent administratively feasible, the limitation of this paragraph shall be applied to the Member's benefit payable from the defined benefit plan prior to reduction of the Member's Annual Addition under this Plan. The excess allocation shall be treated in accordance with paragraph C. or D., as applicable.
3.7 Permitted Employer Refunds. Employer contributions hereunder shall be refunded to the Employer under the limited circumstances listed below.
    A. If initial qualification of the Plan under section 401 of the Code is denied by the Internal Revenue Service, Employer contributions shall be returned to the Employer within one year after the denial occurs provided the Employer has filed the application for the determination of qualification of this Plan with the Internal Revenue Service by the time prescribed by law for filing the Employer's federal income tax return for the taxable year in which this Plan was adopted, or by such later date as the Secretary of the Treasury may prescribe.
    B. Any contribution made by the Employer due to a mistake of fact shall be refunded to the Employer within one year of such contribution.
    C. Employer contributions are expressly conditioned on deductibility under section 404 of the Code. Any contribution that is disallowed as a deduction shall be refunded to the Employer within one year of such disallowance.

    D. Refunds of contributions due to a failure to initially qualify, disallowance of deduction or mistake of fact shall be governed by the following requirements:
    (1) earnings attributable to the amount being refunded due to disallowance or mistake shall remain in the Plan, but losses thereto must reduce the amount to be refunded; and
    (2) in no event may a refund be made that would cause the Accrued Benefit of any Member to be less than it would have been had a mistaken or disallowed amount not been contributed.
3.8 Timing of Deposits. The Employer shall make payment of the Basic Contribution to the Trust no later than the time period permitted by ERISA. All other Employer contributions under the Plan shall be deposited to the Trust on or before the due date for filing the Employer's federal income tax return for its taxable year in which the Plan Year ends, including any extension thereto.
3.9 Deduction Limits. No Employer contribution shall be made which exceeds the limitations of section 404(a) of the Code. The limitation of this Section shall apply before limiting contributions under any other qualified retirement plan sponsored by the Employer.


                       SECTION 4

                    MEMBER ACCOUNTS
4.1 Establishment of Accounts.  A Basic Contribution Account, Top-
    Heavy Contribution Account, and Matching Contribution Account, shall be established for each Member in accordance with Sections 3, 6 and 8, as applicable. All contributions by or on behalf of a Member shall be deposited to the appropriate account.
4.2 Valuation of Accounts. As of each Valuation Date, the accounts of each Member shall be adjusted to reflect any realized and unrealized gains or losses and income or expense of the Fund according to nondiscriminatory procedures uniformly applied based on the value of the Member's accounts as of the preceding Valuation Date, adjusted in accordance with Section 4.3. The fair market value of the Fund shall be determined by the Trustee and communicated to the Plan Administrator in writing. The Trustee's determination shall be final and conclusive for all purposes of this Plan. The valuation process shall be performed separately for each investment fund.
    Each Member shall be furnished with a statement as soon as practicable after each Valuation Date setting forth the value of his Accrued Benefit.
4.3 Adjustment to Accounts. When determining the value of a Member's account, any deposits due which have not been deposited to the Fund on behalf of the Member shall be added to his accounts; and any withdrawals or distributions made which have not been paid out shall be subtracted from the accounts according to nondiscriminatory procedures uniformly applied. Similarly, adjustment of accounts for appreciation or depreciation of an investment fund shall be deemed to have been made as of the Valuation Date on which the adjustment relates, notwithstanding that they are actually made as of a later date.
4.4 Directed Investments.  A Member's Basic Contribution Account and
    Top Heavy Contribution Account shall be invested as directed by each Member in one or more investment funds as selected by the Trustee.
    Notwithstanding the foregoing, Matching Contributions and earnings thereon shall not be subject to investment direction by the Member, but shall be invested in assets chosen by the Employer in its sole discretion including, but not limited to, Employer Securities.
    A Member shall submit to the Plan Administrator in writing his investment selection. The Member may select one or more investment fund in multiples of 5%. The investment selection of a Member shall apply uniformly to all of his accounts with the exception of his Matching Contribution Account.
    4.5 Administration of Investments. Contributions made by or on behalf of a Member shall be invested in the investment fund or funds selected by the Member until the effective date of a new designation which has been properly completed and filed with the Plan
    Administrator. A Member may change his investment option for future deposits effective as of any January 1, April 1, July 1 or October 1 by providing written notice to the Plan Administrator at least 30 days prior to the Entry Date on which the change is to occur.
    A Member may change his investment option pertaining to amounts already accumulated in his accounts only each Plan Year, to be effective January 1 and July 1.

    Notwithstanding the foregoing, if a Member files a designation with the Plan Administrator which changes his investment selection with regard to amounts already accumulated in his accounts, the Plan Administrator shall effectuate the investment change as soon as practicable after the valuation of Plan assets for the period ending on the Valuation Date is completed. The Valuation Date referred to in the preceding sentence refers to the Valuation Date which is the effective date of the Member's investment designation.

4.6 Investments For Terminated Members. Any Member who ceases to be an Employee shall continue to have the authority to direct the investment of his accounts in accordance with the provisions of Sections 4.4 and 4.5.
4.7 Stock Rights. The Trustee shall allocate any Employer Securities received as a stock dividend, or a stock split, or as the result of a reorganization of the Employer, in the same manner as the Employer Securities to which it is attributable. The Trustee shall have the right to exercise rights, warrants or options issued on Employer Securities held in the Trust to the extent cash is then available. Any such rights, warrants or options which cannot be exercised due to lack of cash then available shall be sold by the Trustee and the proceeds treated as cash dividends received on Employer Securities.
4.8 Stock Valuation. Unless otherwise provided by applicable law, whenever Employer Securities are contributed to the Plan, such Employer Securities shall be valued at a price or prices which, in the judgment of the Plan Administrator, do not exceed the fair market of such Employer Securities. The determination of fair market value shall be made in good faith by the Plan Administrator in accordance with the Plan and in accordance with such laws and regulations as may be promulgated from time to time in connection with plans of this type. Such valuation shall be made as of the end of each Plan
    Year and at such other times as is designated by the Plan
    Administrator.
                       SECTION 5


          VESTING AND FORFEITURES
5.1 Vesting Schedule. A Member shall have a fully vested interest in his Basic Contribution Account at all times. A Member's vested interest in his Matching Contribution Account shall be determined by the occurrence of the following events:
     A.  Full vesting shall occur upon the death or Disability of a
     Member;
     B. Full vesting shall occur when a Member attains his Normal Retirement Date or his Early Retirement Date; and
     C.  Except as otherwise stated above, the Member's vested
     percentage in his Matching Contribution Account shall be
     determined based on his Years of Service in accordance with the following schedule:
              Years of Service             Vested
            as of Termination Date        Percentage

             Less than 2 years                  0%
             After 2 years but less than 3     25%
             After 3 years but less than 4     50%
             After 4 years but less than 5     75%
             After 5 or more years            100%
     D. Notwithstanding the vesting schedule above, the vested percentage of a Member's Account shall not be less than the vested percentage attained as of the later of the Effective Date or adoption date of this amendment and restatement.
5.2 Forfeitures. A Member's vested Accrued Benefit shall be determined in accordance with Section 5.1 as of the date he terminates employment. The nonvested portion shall be forfeited on the earlier of the date on which the Member:

     A. receives a distribution of his vested Accrued Benefit, if any provided that such distribution is made no later than the close of the second Plan Year following the year in which the Member terminates participation in the Plan; or

     B. has five consecutive Breaks in Service measured from the Member's date of termination.

     Said Forfeiture shall be applied to reduce future Matching
     Contributions.

     For purposes of this Section, if the value of a Member's vested Accrued Benefit is zero, the Member shall be deemed to have received a distribution of such vested Accrued Benefit on termination of employment. A Member's vested Accrued Benefit shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

5.3 Change in Vesting Schedule. A Member with at least three Years of Service as of the expiration date of the election period (as set forth below) may elect to have his nonforfeitable percentage computed under the Plan without regard to an amendment or restatement of the Plan which affects the vesting schedule. The Member's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:
    A.  the adoption date of the amendment;
    B.  the effective date of the amendment; or
    C. the date the Member receives written notice of the amendment from the Employer or Plan Administrator.
    Any amendment to the vesting schedule shall be subject to the restrictions of Section 13.1.



    For purposes of this Section, a Member shall be considered to have completed three Years of Service whether or not consecutive, without regard to the exceptions of section 411(a)(4) of the Code.

                  SECTION 6

                     DISTRIBUTIONS
    6.1 Distribution of Benefit. A Member who ceases to be an Employee for any reason other than death shall be entitled to receive his vested Accrued Benefit. A Member with a vested Accrued Benefit of
    $3,500 or less shall be paid under Option A. below. A Member with a vested Accrued Benefit over $3,500 who is entitled to payment under this Section may elect either Option A. or B.:

    Option A. A lump sum payment equal to the value of the Member's vested Accrued Benefit determined as of the Valuation
    Date coincident with or immediately following the date he ceases to be an Employee.
    Option B. A Member may request a distribution on any subsequent date, but no later than the later of Retirement or age 70-1/2. The amount payable shall be equal to the Member's vested Accrued Benefit determined as of the Valuation Date immediately following the date payment is requested.
    Notwithstanding the foregoing, any assets invested in the investment fund can be independently valued by the Plan Administrator as of the date of distribution, if there has been an increase or decrease in the Standard and Poor's composite index of 20% or more since the Valuation Date chosen by the Member in any of the options set forth above.

    All distributions required under this Section 6 shall be determined and made in accordance with the regulations under section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Treasury regulations 1.401(a)(9)-2.
    6.2 Election of Benefits. The Member shall notify the Plan Administrator, in writing, of the timing of benefit option elected. An election may be revoked and a new written election may be filed with the Plan Administrator any time prior to the payment of benefits.
    Payment of benefits shall be made as soon as practicable after the next Valuation Date under the option the Member has elected.
    6.3 Rehire Prior To Incurring Five Consecutive Breaks in Service. If the Member terminates his employment and is rehired by a Participating Employer prior to the date that he would incur his fifth consecutive Break in Service, any amounts previously forfeited shall be restored by the Participating Employer if the Member repays the entire amount which was distributed on or before the earlier of five years after the first date on which the Member is subsequently reemployed by a Participating Employer, or the close of the first period of five consecutive one-year Breaks in Service after the distribution. The Member's vested interest in such an instance shall be determined thereafter as if he did not have a break in employment. If the Member does not repay the amount which was distributed to him, new accounts shall be established upon his reentry into the Plan and the amount forfeited shall not be recovered.
    6.4 Death Prior to Distribution. If a Member dies before his Accrued Benefit has been distributed to him, his Accrued Benefit shall be distributed in a lump sum as soon as practicable after the Valuation
    Date coincident with or next following his date of death.
    6.5 Distribution Limitation. Unless a Member elects otherwise, his vested Accrued Benefit shall be distributed to him as of the Valuation Date next following the date of his termination of employment, but no later than 60 days after the close of the Plan Year in which occurs the latest of his Normal Retirement Date, the tenth anniversary of the year in which he commenced participation in the Plan or the date of his termination of employment. Notwithstanding the foregoing, the failure of a Member to consent to a distribution while a benefit is immediately distributable within the meaning of this Section shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.
    6.6 Mandatory Distributions. A Member's benefits shall be partially distributed to him not later than April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2. Notwithstanding the foregoing, if a Member had attained age 70-1/2 before January 1, 1988 and was not a "5% owner" at any time during the Plan Year ending with or within the calendar year in which the Member attained age 66-1/2 or any subsequent Plan Year, his benefits shall be distributed to him not later than April 1 of the calendar year following the later of (i) the calendar year in which the Member attains age 70-1/2, or (ii) the calendar year in which the Member retires. The Member shall be required to withdraw during any Plan Year only the minimum amount required to satisfy the Code. The Member who has not terminated service with the Employer shall be required to withdraw during any Plan Year only the minimum amount required to satisfy section 401(a)(9) of the Code.
    6.7 Earnings on Undistributed Benefits. A Member's Accrued Benefit shall share in investment experience in accordance with the provisions of Section 4 until the Valuation Date coincident with or immediately preceding distribution.

    6.8 Rollovers Into the Plan. Subject to approval of the Plan Administrator, an Employee may roll over to the Trust amounts accumulated for the Employee under any other qualified retirement plan or plans. The amount rolled over shall become subject to all of the terms and conditions of this Plan and Trust Agreement after it is rolled over, except that it shall be fully vested and nonforfeitable at all times. The amounts rolled over shall be deposited in the Basic Contribution Account. An Employee who makes a rollover contribution to this Plan shall not otherwise participate in the Plan until he qualifies as an Eligible Employee hereunder.
    6.9 Evidence in Writing. The Plan Administrator may require an Employee to furnish such evidence as it deems appropriate to assure itself that the acceptance of the rollover will not affect the tax qualified status of the Plan.
    6.10 Hardship Withdrawal. A Member may apply in writing to the Plan Administrator for a hardship withdrawal from his Basic Contribution Account. The withdrawal must satisfy the criteria set forth below, the applicable provisions of Section 6.12 and may be approved or disapproved at the discretion of the Plan Administrator under nondiscriminatory standards uniformly applied. Hardship withdrawals from a Member's Basic Contribution Account are not permitted from income on a Member's Basic Contribution, except to the extent of earnings on or before December 31, 1988, nor are such withdrawals permitted to include Participating Employer contributions which were treated as Basic Contributions as a result of the application of the special nondiscrimination requirements under rules prescribed by the Secretary of the Treasury for Participating Employer contributions that are used to meet the vesting and withdrawal restrictions for Basic Contributions.
    A. General Rule. A hardship distribution may only be made on account of an immediate and heavy financial need of the Member and in an amount not to exceed the sum necessary to satisfy such financial need.
    B. Immediate and Heavy Financial Need. The determination of whether a Member has an immediate and heavy financial need shall be made on the basis of whether a request satisfies the definition of "immediate and heavy financial need" including those deemed needs as set forth below. A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Member.
    C. Deemed Immediate and Heavy Financial Need. A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Member if the distribution is on account of:
    (1) expenses for medical care described in section 213(d) of the Code previously incurred by the Member, the Member's spouse, or any dependents of the Member (as defined in section 152 of the Code) or amounts necessary to obtain medical services, which constitute medical expenses described in section 213(d) of the Code;
    (2) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Member;
    (3) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Member, the Member's spouse, children or dependents;
    (4) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or
    (5) such other events set forth by the Commissioner of the Internal Revenue Service through the publication of revenue rulings, notices, and other documents of general applicability.
    D.  Distribution Deemed Necessary to Satisfy Financial Need
    (Suspension Method). A distribution shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Member if all of the following requirements are satisfied:
    (1) the distribution is not in excess of the amount of the immediate and heavy financial need of the Member plus anticipated federal, state and local income taxes and penalties on distribution;
    (2) the Member has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by an Affiliated Company;
    (3) the Member's elective and after-tax contributions under this Plan (and any other qualified or nonqualified plan of deferred compensation maintained by an Affiliated Company) are suspended under a legally enforceable arrangement for at least twelve months after receipt of the hardship distribution; and
    (4) the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the Dollar Limit for such next taxable year less the amount of such Member's elective contributions for the taxable year of the hardship distribution.
    E. The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in a uniform and nondiscriminatory manner.
6.11 Withdrawals Permitted After Age 59-1/2. A Member may apply in writing to the Plan Administrator for a withdrawal from all or a portion of his vested Accrued Benefit any time after attaining age 59-
1/2. Such withdrawals shall not be subject to the requirements set forth in Section 6.10 but are subject to the conditions set forth in
Section 6.12.
6.12 Conditions For Withdrawals. The following conditions apply to withdrawals made under Sections 6.10 and 6.11:
        A. a Member may make only one hardship withdrawal and one age 59-1/2 withdrawal in any twelve-month period;
        B. all withdrawals shall be based on the value of the Member's applicable accounts and vested Accrued Benefit as of the Valuation Date immediately preceding or next following the withdrawal request at the Member's request. All withdrawals which are based on the value of the Member's applicable accounts as of the Valuation Date immediately preceding the withdrawal request will be limited to 75% of the Member's vested Accrued Benefit. Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may base a withdrawal under this Section on the value of a Member's vested Accrued Benefit as of the date of the withdrawal.
6.13    Direct Rollover Requirements
        A. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

B.  Definitions

(1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section
     403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

(3) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                       SECTION 7

          ACTUAL DEFERRAL AND ACTUAL CONTRIBUTION
          PERCENTAGE TESTING



7    Actual Deferral Percentage Test.  The actual deferral percentage
     (ADP) of Basic Contributions allocated to Members who are Highly Compensated Employees shall not exceed the greater of A. or B. as follows:
     A.  the ADP of Members who are Non-Highly Compensated
     Employees times 1.25; or
     B.  the ADP of Members who are Non-Highly Compensated
     Employees times 2.0, but not to exceed the ADP of Members who are Non-Highly Compensated Employees by more than two percentage points.
     7.1 ADP Formula.

A. The ADP for a specified group of Members for a Plan Year shall be the average of the Actual Deferral Ratios (ADR) calculated separately for each Member in such group.
    For purposes of determining the ADR of a Highly
    Compensated Employee as defined in section 414(q)(1)(A) of the Code or a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation during the Plan Year, the Employee's Basic Contributions shall include the Basic Contributions of Family Members; and such Family Members shall be disregarded as separate Employees in determining the ADP both for Members who are Non-Highly Compensated
    Employees and for Members who are Highly Compensated
    Employees.
    The Plan Administrator shall determine as soon as practicable after the end of the Plan Year whether the ADP for Highly Compensated Employees satisfies either of the tests contained in Section 7.1. In the event neither test is satisfied, the Employer may elect either of the following:
    (1) to reduce the allowable Basic Contribution for Highly Compensated Employees as provided in Sections 7.3 and 7.4;
    or
    (2) to make an Additional Basic Contribution (subject to the requirements of Section 7.5) for all or a portion of Non-Highly Compensated Employees eligible to make contributions under Section 3.1 in a level dollar amount or a uniform percentage of Compensation, as the Employer shall elect, within the time period required by any applicable law or regulation.
    B. The Plan shall take into account the ACRs of all Eligible Employees for purposes of the ADP test. For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to make a Basic Contribution under the Plan for all or a portion of a Plan Year, including an Employee who would be eligible but for his failure to make required contributions and an Employee whose eligibility to make Basic Contributions has been suspended because of an election to take a hardship distribution. In the case of an Eligible Employee who makes no elective contributions, the ADR that is to be included in determining the ADP is zero.
    C. A Basic Contribution shall be taken into account under the ADP test for a Plan Year only if it relates to Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2-1/2 months after the close of the Plan Year (but for the deferral election).
    D. A Basic Contribution shall be taken into account under the ADP test for a Plan Year only if it is contributed to the Trust before the last day of the twelve-month period immediately following the Plan Year to which the contribution relates and is allocated within the Plan Year to which the contribution relates. A Basic Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date.
    E.  The ADR and ADP shall be calculated to the nearest .01%.
    7.2 Calculations of Excess Contributions.

A.  The amount of contributions for a Highly Compensated
    Employee in excess of that permitted under Section 7.1
    (hereinafter, Excess Contributions) shall be determined in the following manner. First, the Actual Deferral Ratio of the Highly Compensated Employee with the highest ADR is reduced to the extent necessary to satisfy the ADP test or cause such ADR to equal the ADR of the Highly Compensated
    Employee with the next highest ADR. This process is repeated until the ADP test is satisfied. The amount of Excess Contributions for a Highly Compensated Employee is the difference between the total of Basic and other contributions
    (if any) taken into account for the ADP test, and the product of the Employee's ADR at the time the ADP test is satisfied, as determined above, multiplied by the Employee's
    Compensation.
B. In the case of a Highly Compensated Employee whose ADR is determined under the family aggregation rules, the amount of Excess Contributions shall be determined as provided in
    Section 7.3A. The Excess Contributions for the family unit are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.
    7.3 Distribution of Excess Contributions. Excess Contributions shall be distributed to Members on whose behalf such Excess Contributions were made no later than the last day of the Plan Year following the Plan Year for which they were made. Excess Contributions shall be adjusted in the manner utilized under Sections 4.2 and 4.3 to reflect income earned and losses incurred for the Plan Year on the Member's Basic Contributions Account.
7.4 Additional Basic and Matching Contributions. Additional Basic Contributions and Matching Contributions may be treated as Basic Contributions for purposes of the ADP test only if such contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to elective contributions. Additional Basic Contributions and Matching Contributions which may be treated as Basic Contributions must satisfy these requirements without regard to whether they are actually taken into account as Basic Contributions for purposes of satisfying the ADP tests.
    Additional Basic Contributions and/or Matching Contributions may be treated as Basic Contributions only if the conditions described in section 1.401(k)-1(b)(5) of the Treasury regulations are satisfied.
    The amount of the Additional Basic Contribution for Non-Highly Compensated Employees, or the reduction in the allowable Basic Contribution deferral percentage for Highly Compensated Employees shall be such that at least one of the tests contained in Section 7.1 is satisfied.
7.5 Matching Contributions. Any Matching Contributions made on account of an Excess Contribution or deferral in excess of the Dollar Limit shall be forfeited and shall be used to reduce Matching Contributions for the year of forfeiture.
7.6 Actual Contribution Percentage Test. The actual contribution percentage (ACP) of contributions deposited to the Plan for Members who are Highly Compensated Employees shall not exceed the greater of A. or B. as follows:
    A.  the ACP of Members who are Non-Highly Compensated
    Employees times 1.25; or
    B.  the ACP of Members who are Non-Highly Compensated
    Employees times 2.0, but not to exceed the ACP of Members who are Non-Highly Compensated Employees by more than two percentage points.
7.7 ACP Formula.

    A. The ACP for a specified group of Members for a Plan Year shall be the average of the Actual Contribution Ratios (ACR) calculated separately for each Member in such group.

    For purposes of determining the ACR of a Highly
    Compensated Employee as defined in section 414(q)(1)(A) of the Code or a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest Compensation during the Plan Year, the Employee's Matching Contributions shall include the Matching
    Contributions of Family Members; and such Family Members shall be disregarded as separate Employees in determining the ACP both for Members who are Non-Highly Compensated
    Employees and for Members who are Highly Compensated
    Employees.
    The Plan Administrator shall determine as soon as practicable after the end of the Plan Year whether the ACP for Highly Compensated Employees satisfies either of the tests contained in Section 7.7. In the event neither test is satisfied, the Employer may elect either of the following:
    (1) to reduce the allowable Matching Contribution for Highly Compensated Employees as provided in Sections 7.9 and 7.10;
    or
    (2) to make an additional contribution for all or a portion of Non-Highly Compensated Employees eligible to make contributions under Section 3.1 in a level dollar amount or a uniform percentage of Compensation, as the Employer shall elect, within the time period required by any applicable law or regulation.
    B. The Plan shall take into account the ACRs of all Eligible Employees for purposes of the ACP test. For this purpose, an Eligible Employee is any Employee who is directly or indirectly eligible to receive an allocation of Matching Contributions, including an Employee who would be eligible but for his failure to make required contributions and an Employee whose right to receive Matching Contributions has been suspended because of an election not to participate. In the case of an Eligible Employee who receives no Matching Contributions, the ACR that is to be included in determining the ACP is zero.
    C. A Matching Contribution shall be taken into account under the ACP test for a Plan Year only if it is made on account of the Eligible Employee's Basic Contributions for the Plan Year contributed to the Trust before the last day of the twelve-month period immediately following the Plan Year to which the contributions relate and is allocated within the Plan Year to which the contributions relate. Qualified Matching Contributions which are used to meet the requirements of section 401(k)(3)(A) of the Code are not taken into account.

D.  The ACR and ACP shall be calculated to the nearest .01%.
E. Additional Basic Contributions may be treated as Matching Contributions for purposes of the ACP test of section 401(m) of the Code only if such contributions are nonforfeitable when made and distributable only under the following circumstances:
    (1) the Employee's Retirement, death, Disability or separation from service;
    (2) the termination of the Plan without establishment of a successor plan;
    (3)  the Employee's attainment of age 59-1/2;
    (4) the sale or other disposition by a corporation to an unrelated corporation, which does not maintain the Plan, of substantially all of the assets used in a trade or business, but only with respect to Employees who continue employment with the acquiring corporation; and
    (5) the sale or other disposition by a corporation of its interest in a subsidiary to an unrelated entity which does not maintain the Plan, but only with respect to Employees who continue employment with the subsidiary. Additional Basic
    Contributions which may be treated as Matching Contributions must satisfy these requirements without regard to whether they are actually taken into account as Matching Contributions.
    7.8 Calculation of Excess Aggregate Contributions.

A.  The amount of contributions for a Highly Compensated
    Employee in excess of that permitted under Section 7.7
    (hereinafter, Excess Aggregate Contributions) shall be determined in the following manner. First, the ACR of the Highly Compensated Employee with the highest ACR is reduced, (first as to after-tax contributions, if any, then as to Matching Contributions) to the extent necessary to satisfy the ACP test or cause such ACR to equal the ACR of the Highly
    Compensated Employee with the next highest ACR. This process is repeated until the ACP test is satisfied. The amount of Excess Aggregate Contribution for a Highly Compensated
    Employee is the difference between the total of Matching and other contributions taken into account for the ACP test, and the product of the Employee's ACR at the time the ACP test is satisfied, as determined above, multiplied by the Employee's Compensation.
    B. In the case of a Highly Compensated Employee whose ACR is determined under the family aggregation rules, the amount of Excess Aggregate Contributions shall be determined as provided in Section 7.9A. The Excess Aggregate
    Contributions for the family unit are allocated among the Family Members in proportion to the contributions of each Family Member that have been combined.
    C.  The amount of Excess Aggregate Contributions for a Plan
    Year shall be determined only after first determining the excess contributions that are treated as Employee after-tax contributions (if any) due to recharacterization of such contributions made to another plan, aggregated with this Plan under Section 7.14, for the Plan Year.
7.9 Distribution of Excess Aggregate Contribution. Excess Aggregate Contributions shall be distributed to Members on whose behalf such Excess Aggregate Contributions were made, to the extent vested, no later than the last day of the Plan Year following the Plan Year for which they were made. Nonvested Excess Aggregate Contributions shall be applied as provided in Section 7.12. Excess Aggregate Contributions shall be adjusted in the manner utilized under Sections
    4.2 and 4.3 to reflect income earned or loss as incurred for the Plan Year on the Member's Matching Contribution Account.
7.10 Additional Contributions. Basic Contributions and/or Additional Basic Contributions may be treated as Matching Contributions only if the conditions described in Treasury regulation 1.401(m)-1(b)(5) are satisfied.

7.11 Forfeitures. Amounts forfeited by Highly Compensated Employees under Section 7.10 shall be treated as an Annual Addition under the Plan and shall be applied to reduce future Employer Matching Contributions. No forfeiture arising under this Section shall be allocated to the account of any Highly Compensated Employee.
7.12  Aggregate Limit.  The sum of the ADP and ACP for Highly
      Compensated Employees, determined after any corrections required to meet the ADP test or ACP test, shall not exceed the Aggregate
      Limit as defined herein. If the limit is exceeded, then either the ADR or ACR, as the Plan Administrator shall elect, for all affected Highly Compensated Employees, shall be reduced in accordance with
      Section 7.3A. or 7.9A. as applicable. The amounts of the reduction for each Highly Compensated Employee shall be treated as an Excess Contribution or Excess Aggregate Contribution, as appropriate. "Aggregate Limit" means the greater of A. or B. below:

      A.  the sum of

     (1) 125% of the greater of the ADP for eligible Non-Highly Compensated Employees or the ACP for eligible Non-Highly Compensated Employees for the Plan Year; and
     (2) two plus the lesser of such ADP or ACP, but not greater than 200% of the lesser amount; or
     B.  the sum of
     (1) 125% of the lesser of the ADP for the eligible Non-Highly Compensated Employees or the ACP for the eligible Non-
     Highly Compensated Employees for the Plan Year; and

     (2) two plus the greater of such ADP or ACP, but not greater than 200% of the greater amount.

7.13    Special Rules.
     A.  The ADR and ACR for any Member who is a Highly
     Compensated Employee for the Plan Year and who is eligible to make Basic Contributions, or to have Matching
     Contributions allocated to his account, or to make after-tax contributions under two or more plans that are maintained by an Affiliated Company shall be determined as if all such contributions were made under a single plan.
     B. In the event that this Plan satisfies the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 410(b) and 401(a)(4) of the Code only if aggregated with this Plan, then the contribution percentages and deferral percentages of Members shall be determined as if all such plans were a single plan.
     C. The determination and treatment of the contribution percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
                       SECTION 8

                 TOP-HEAVY PROVISIONS

8.1 Top-Heavy Preemption. During any Plan Year in which this Plan is Top-Heavy, as defined in Section 8.2 below, the Plan shall be governed in accordance with this Section, which shall control over other provisions.
    8.2 Top-Heavy Definitions. For purposes of this Section, the following definitions shall apply:
    A.  "Compensation" means Compensation as defined in Section
    1.13C. for an entire Plan Year but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code.

    B. "Contribution Rate" means the sum of contributions made by the Employer under this Plan, excluding salary deferral contributions made under this or any other plan maintained by the Employer, plus forfeitures allocated to the Member's accounts for the Plan Year, divided by his Compensation for the Plan Year. To determine the Contribution Rate, the Plan Administrator shall consider all qualified defined contribution plans (within the meaning of the Code) maintained by the Employer as a single plan.
    C. "Determination Date" means the last day of the preceding Plan Year, except that in the initial Plan Year, Determination Date means the last day of such Plan Year. For purposes of testing the Top-Heavy status of Required and Permissive Aggregation Groups, Determination Date means the last day of each respective plan's Plan Year which occurs in the calendar year coincident with the Determination Date of this Plan.
    D.  "Key Employee" means any Employee or former Employee
    (and the Beneficiaries of such Employee) who at any time during the "Determination Period" was an officer of the Employer if such individual's annual Compensation exceeds
    50% of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the employer if such individual's compensation exceeds 100% of the dollar limitation under section 415(c)(1)(A) of the Code, a 5% owner of the Employer, or a 1% owner of the Employer who has an annual compensation of more than $150,000. The
    "Determination Period" is the Plan Year containing the determination date and the four preceding Plan Years.

    The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the
    regulations thereunder.
    E.  "Non-Key Employee" means any Employee currently eligible to participate in the Plan who is not a Key Employee.
    F.  "Permissive Aggregation Group" means the Required
    Aggregation Group plus any other qualified plans maintained by the Affiliated Companies, but only if such resultant group would satisfy, in the aggregate, the requirements of sections 401(a)(4) and 410 of the Code. The Plan Administrator shall determine which plans to take into account in determining the Permissive Aggregation Group.
    G.  "Required Aggregation Group" means:
    (1)  each qualified plan of the Affiliated Companies (including any terminated plan that covered a Key Employee and was
    maintained within the five-year period ending on the
    Determination Date) in which at least one Key Employee
    participates during the Plan Year containing the Determination
    Date or any of the four preceding Plan Years; and
    (2) any other qualified plan of the Affiliated Companies which enables a plan described in (1) above, to meet the requirements of sections 401(a)(4) or 410 of the Code.
    H. "Top-Heavy" shall describe the status of the Plan in any Plan Year if the "Top- Heavy Ratio" as of the Determination Date
    exceeds 60%.
    (1)  "Top-Heavy Ratio" is a fraction as of the Determination
    Date, as follows:
    Accrued Benefit of all Key Employees
    Accrued Benefits of all Employees
    (2)  Notwithstanding (1) above, the Top-Heavy Ratio shall be computed pursuant to section 416(g) of the Code, and any
    regulations issued thereunder.
    (3)  Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is Top-Heavy (within the meaning of
    section 416(g) of the Code), the accrued benefit of an
    Employee other than a Key Employee (within the meaning of
    section 416(i)(1) of the Code) shall be determined (a) under the method, if any, that uniformly applies for accrual purposes under all plans maintained by Affiliated Companies or, if there is no such method, then (b) as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.
    (4) For purposes of this Section only, "Accrued Benefit" shall include or exclude rollovers pursuant to Treasury regulation 1.416-1,T-32.
    (5)  If an individual is not a Key Employee but was a Key
    Employee in a prior year or if any individual has not
    performed services for the Employer at any time during the five-year period ending on the Determination Date, any
    Accrued Benefit for such individual shall not be taken into account in determining the Top-Heavy status of the Plan.
    (6)  The value of account balances and the present value of
    Accrued Benefits will be determined as of the most recent
    Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.
    (7) The Accrued Benefit shall include any part of any account balance distributed in the five-year period ending on the Determination Date.
    (8)  The present value shall be based only on the interest rate and mortality rates specified in the defined benefit plan.
    8.3 Aggregation of Plans. All Required Aggregation Groups shall be considered (pursuant to section 416(g) of the Code) with this Plan in determining whether this Plan is Top- Heavy.
    A.  If such aggregation constitutes a Top-Heavy group, each plan so aggregated shall be considered Top-Heavy.
    B.  If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-
    Heavy.
    At the direction of the Plan Administrator and subject to the restrictions of sections 401(a)(4) and 410 of the Code, Permissive Aggregation Groups may be considered with this Plan plus any
    Required Aggregation Groups to determine whether such group is Top-Heavy. If such aggregation does not constitute a Top-Heavy group, none of the plans so aggregated shall be considered Top-Heavy.
8.4 Minimum Contribution Rate. Subject to Section 8.7 below, for any Plan Year in which this Plan is Top-Heavy, a minimum contribution shall be made for each Non-Key Employee as of the last day of the Plan Year which shall equal the lesser of:
    A.  3% of Compensation; or
    B.  the highest Contribution Rate received by a Key Employee in that Plan Year.
    This Top-Heavy Contribution shall be made irrespective of such Non-Key Employee's Hours of Service, Compensation or failure to make contributions, as applicable hereunder.
8.5 Deposit of Minimum Contribution. The Plan Administrator shall deposit any minimum contribution made under this Section to a
   "Top-Heavy Contribution Account" for each Non-Key Employee.
    Such account shall become part of his Accrued Benefit and shall vest pursuant to Section 8.6 hereof.
8.6 Top-Heavy Vesting Schedule. In any Plan Year in which this Plan is Top-Heavy, any Member who is credited with at least one Hour of Service during such Plan Year shall vest in accordance with Section
    5.1 or the following schedule, whichever produces the greater benefit:
               Years of Vested  Service      Percentage

             Less than 2 years                  0%
             After 2 years but less than 3     20%
             After 3 years but less than 4     40%
             After 4 years but less than 5     60%
             After 5 years but less than 6     80%
             After 6 or more years            100%
    During any Plan Year in which this Plan is not Top-Heavy, vesting shall be determined pursuant to Section 5, except that nonforfeitable rights obtained under the Top-Heavy vesting schedule shall continue as such.
8.7 Combined Defined Benefit and Defined Contribution Plans. In the event that the Employer maintains a defined benefit and a defined contribution plan,
    A. and the defined benefit plan benefits a Key Employee and depends on this Plan to satisfy sections 401(a)(4) and 410 of the Code, the minimum Contribution Rate for Non-Key
    Employees hereunder shall be 5% irrespective of the Contribution Rate for Key Employees (unless the Employee provides for the minimum required Top Heavy benefit accrual for the Plan Year under the defined benefit plan); and
    B. the figure "1.0" shall be substituted for the figure "1.25" as it applies in Section 3.6 if:
    (1)  the Top-Heavy Ratio exceeds 90%, or
    (2) the Plan is Top-Heavy for the Plan Year, and the Contribution Rate under Section 8.4 is less than 7-1/2%
    (unless the Employer provides for the minimum required Top
    Heavy benefit accrual for the Plan Year under the defined benefit plan).

                       SECTION 9

              DESIGNATION OF BENEFICIARY
9.1 Named Beneficiary. Each Member may designate on a form filed with the Plan Administrator, a Beneficiary to whom, in the event of the Member's death, all benefits or any unpaid balance of benefits shall be payable. However, each married Member who designates a Beneficiary other than his Spouse must provide the Plan
Administrator with a spousal consent to the designation of such other Beneficiary. Such spousal consent shall set forth the effects of such waiver and must be notarized. Subject to such spousal consent, the Beneficiary so designated may be changed by the Member at any time. The facts as shown by the records of the Plan Administrator at the time of death shall be conclusive as to the identity of the proper payee and the amount properly payable, and payment made in accordance with such facts shall constitute a complete discharge of any and all obligations hereunder.
9.2 No Named Beneficiary. If no Beneficiary designation is on file with the Plan Administrator at the time of death of the Member, or if such designation is not effective for any reason, then such death benefit shall be payable to the deceased Member's Spouse, if living. If such Spouse is not living, payment shall be made to the deceased
Member's estate.
                      SECTION 10

                MANAGEMENT OF THE FUND
101.1 Contributions Deposited To Trust. All contributions to the Plan by the Participating Employers and Employees shall be committed in trust to the Trustee selected by the Plan Sponsor subject to the terms of the Trust created in Section 1 of the Trust Agreement, to be held, managed, and disposed of by the Trustee in accordance with the terms of the Trust and this Plan. The Trustee selected may be changed from time to time by the Plan Sponsor.
101.2No Reversion to Participating Employer. The Trust shall contain such provisions as shall render it impossible, except as is provided under Sections 3.7 and 11.3, for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

                      SECTION 11

            DISCONTINUANCE AND LIABILITIES
111.1 Termination. The Plan may be terminated at any time by the Plan Sponsor, but only upon condition that such action is taken under the Trust Agreement or otherwise, as shall render it impossible at any time under the Trust for any part of the corpus of the Trust or income thereon to be at any time used for, or diverted to purposes other than for the exclusive benefit of, active and retired employees, except as is provided under Sections 3.7 and 11.3. If the Plan is terminated the Fund shall be held for distribution by the Trustee, who shall distribute to the Members then participating in the Fund the full amount standing to their credit on the date of such termination, less the administrative costs to the Trustee for such distribution, in accordance with the methods specified under Section 6.
      In the event that a Participating Employer sponsors any other defined contribution plan, if a Member does not consent to a distribution upon termination of this Plan, that Member's Accrued Benefit shall be transferred to the other aforesaid defined contribution plan. Notwithstanding the foregoing, if the Participating Employer sponsors any other defined contribution plan all salary deferral contributions will be transferred to said plan upon the termination of this Plan.
111.2 No Liability For Participating Employer.  The Participating
      Employer shall have no liability with respect to the payment of benefits or otherwise under the Plan, except to pay over to the Trustee as provided in the Plan such contributions as are made by the Participating Employers and any and all contributions made by the Members. Further, the Participating Employers shall have no liability with respect to the administration of the Trust or of the Fund held by the Trustee, and each Member and/or Beneficiary shall look solely to the Fund for any payments or benefits under the Plan.
111.3 Administrative Expenses. A Participating Employer may elect to pay all administrative expenses of the Plan, including compensation of the Trustee, consultants, auditor and counsel, but the Participating Employer shall not be obliged to pay such expenses. If Participating Employers elect not to pay such expenses, they shall be paid from the Trust. Any expenses directly relating to the investments of the Trust, such as taxes, commissions, and registration charges, shall be paid from the Trust.
111.4 Nonforfeitability Due to Termination(s). Upon termination, partial termination or upon complete discontinuance of contributions under the Plan, the rights of all affected Employees to their Accrued
      Benefits accrued to the date of such termination, partial termination or discontinuance, shall become nonforfeitable.
111.5 Exclusive Benefit Rule. This Plan and Trust are for the exclusive benefits of the Members and their Beneficiaries. This Plan shall be interpreted in a manner consistent with this intent and with the intention of the Employer that the Trust satisfy those provisions of the Code relating to employees' trusts.
111.6 Mergers. In the case of any merger or consolidation of the Plan with, or transfer of Plan assets or liabilities to, any other plan, provisions shall be made so that each Member in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated).
111.7 Non-allocated Trust Assets. Any portion of the Fund which is unallocated at the time of termination of the Plan shall be allocated among Members of the Plan in a nondiscriminatory manner selected by the Plan Administrator.
                      SECTION 12

                    ADMINISTRATION 22
     Appointment of Plan Administrator. The Board may appoint an individual or committee to act as Plan Administrator. The Plan Administrator may be removed by the Board at any time and may resign at any time by submitting a written resignation to the Board.
     A new Plan Administrator shall be appointed as soon as practicable in the event that the Plan Administrator is removed or resigns from his position. If no Plan Administrator is appointed, the Plan Sponsor shall act as Plan Administrator through its officers and employees.
22.1 Responsibilities and Duties.  The Plan Administrator shall:
     A.  be responsible for the day to day administration of the Plan.
     He may appoint other persons or entities to perform any of his fiduciary functions. Such appointment shall be made and accepted by the appointee in writing. The Plan Administrator and any such appointee may employ advisors and other persons necessary or convenient to help him carry out his duties including his fiduciary duties. The Plan Administrator shall have the right to remove any such appointee from his position. Any person, group of persons or entity may serve in more than one fiduciary capacity.
     B. maintain or cause to be maintained accurate and detailed records and accounts of employees and of their rights under the Plan and of all investments, receipts, disbursements and other transactions. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Board and by persons designated thereby.
22.2 Claims Procedure. Each Member or Beneficiary must claim any benefit to which he believes he is entitled under this Plan by a written notification to the Plan Administrator.
     The Plan Administrator shall decide a claim within 90 days of the date on which the claim is filed, unless special circumstances require a longer period for adjudication and the claimant is notified in writing of the reasons for an extension of time; provided, however, that no extensions shall be permitted beyond 90 days after the date on which the claimant received notice of the extension of time from the Plan Administrator. If the Plan Administrator fails to notify the claimant of his decision to grant or deny such claim within the time specified by this paragraph, such claim shall be deemed to have been denied by the Plan Administrator and the review procedure described below shall become available to the claimant.
     If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:
     A.  the specific reason for the denial;
     B. a specific reference to the Plan provision on which the denial is based;
     C. a description of additional information necessary for the claimant to perfect his claim, if any, and an explanation of why such material is necessary; and
     D.  an explanation of the Plan's claim review procedure.
     The claimant shall have 60 days to request a review of the denial of his claim by the Plan Administrator, who shall provide a full and fair review. The request for review must be written and submitted to the same person who handles initial claims. The claimant may review pertinent documents, and he may submit issues and comments in writing. The decision by the Plan Administrator with respect to the review must be given within 60 days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond 120 days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.
22.3 Trustee Has Authority to Invest. All Funds of the Plan shall be invested by the Trustee in accordance with the provisions of the Plan and Trust Agreement. To the extent that individual Members are permitted to direct investment of their account balances, and to the extent a Member exercises such right to direct investment, the Trustee shall be relieved from any liability therefor.
22.4 Indemnification. The Plan Sponsor shall indemnify any individual who is serving as Plan Administrator or who is acting on behalf of the Plan Sponsor in this capacity from any and all liability that may arise by reason of his action or failure to act concerning this Plan, excepting any wilful misconduct or criminal acts.
22.5 Removal For Personal Involvement. No individual may participate in the consideration of any matter of or question concerning the Plan which specifically and uniquely relates to him because of his participation under the Plan.

                      SECTION 13

                      AMENDMENTS 23
    Amendment Restrictions. The provisions of this Plan may be amended at any time and from time to time provided that:
    A. no such amendment shall be effective unless this Plan, as so amended, shall be for the exclusive benefit of persons in, or formerly in, the employ of a Participating Employer, or their Beneficiaries;
    B. no such amendment shall operate to deprive a Member of any rights or benefits irrevocably vested in him under the Plan prior to the later of the date such amendment is adopted or becomes effective;
    C. no such amendment shall be effective to the extent that it decreases a Member's Accrued Benefit. For purposes of this
    Section 13, a Plan amendment which has the effect of decreasing a Member's Accrued Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an Accrued Benefit.
    If any amendment shall be necessary or desirable to conform to the provisions and requirements of the Code or any amendment thereto, or any regulation issued pursuant thereto, no such amendment shall be considered prejudicial to the interest of a Member or his Beneficiary, or a diversion of any part of Fund to a purpose other than for their exclusive benefit.
23.1 Amending the Plan. The Board may amend the Plan at any time by resolution or by such other action permitted by the Plan Sponsor's charter, by-laws, or such other method permitted by the laws of the state of incorporation of the Plan Sponsor. A copy of any such amendment shall be provided to the Trustee and the Plan
     Administrator.
23.2 Retroactive Amendments. Any modification or amendment of the Plan may be made retroactive if such retroactivity is deemed to be necessary in order for the Plan to conform to or satisfy the conditions of any law, governmental regulations or ruling, or to meet the requirements of applicable sections of the Code or the corresponding regulations.
                      SECTION 14

                         LOANS 24
     Permitted Loans. A Member may make application to the Plan Administrator to borrow from his vested Accrued Benefit. That application must be made in writing, and must specify the amount and term requested. The Plan Administrator shall determine whether the application for a loan is to be approved after an evaluation of all necessary documentation regarding the credit-worthiness of the applicant. All applications for loans shall be evaluated in a uniform and nondiscriminatory manner, and loans shall not be made available to Highly Compensated Employees in an amount greater than that for other Employees. Loans that are granted shall be subject to the following conditions:
     A. the aggregate amount of all such loans to a Member shall not exceed the lesser of:
     (1) $50,000, reduced by the greatest value of any outstanding loan balance owed by the Member during the one-year period ending on the day before the loan is made, or
     (2)  50% of his vested Accrued Benefit;
     B. the minimum amount of any loan made hereunder shall be $1,000;
     C. no more than one loan per twelve-month period shall be granted to a Member.
24.1 Collateral Required. A note shall be signed by the Member pledging as collateral an amount equal to 50% of his vested Accrued Benefit and such other collateral as may be necessary to adequately secure the loan.
24.2 Repayment. The loan shall be amortized by substantially equal installments payments withheld from the borrower's regular pay during the term of the loan; except that any loan made to a non-Employee shall be repaid by that non-Employee in substantially equal monthly installments. The term of the loan may not exceed five years unless the loan is used to buy or build the Member's principal residence. Principal residence status shall be determined at the time the loan is made.
24.3 Interest Charges. Interest shall be charged on a loan that exceeds five (5) years at a rate equal to the rate in force for residential mortgages in the community, determined by the Plan Administrator or Committee. Interest shall be charged on a loan that is for less than five (5) years based upon the Prime Commercial Lending Rate plus two percentage points in force in the community on the date of the loan. Interest rates shall be established once each quarter and shall apply to all loans made during the quarter.

24.4 Failure to Make Timely Payment. In the event an installment payment is not paid within 60 days following the due date of an installment, the Plan Administrator shall give written notice to the Member sent to his last known address. If such installment payment is not made within 30 days thereafter, the Plan Administrator shall have the right to accelerate the loan and to reduce the Member's Accrued Benefit by the amount of the unpaid loan balance including interest then due but not before the time at which the Member may first receive a distribution under Section 6. If the Member's Accrued Benefit must be used to pay any Plan loan which is in default, the Member's various accounts shall be reduced in the following order:
     A.  Matching Contribution Account, to the extent vested
     B.  Basic Contribution Account.
24.5 Termination of Employment. In the event of the termination of a Member's employment before the loan is repaid in full, the unpaid balance thereof, together with interest immediately due thereon, shall become due and payable; and the Trustee shall first satisfy the indebtedness from the amount payable to the Member or to the Member's Beneficiary before making any payments to the Member or to the Member's Beneficiary.
24.6 No Loans to Non-Employees. There will be no loans to individuals who are no longer Employees. Any Member who ceases to be an active Employee who is a "party in interest" as that term is defined in ERISA section 3(14) may be eligible to borrow from the Plan under terms and conditions reflecting valid economic differences between active Members and other Members which would be considered in a normal commercial setting, such as the unavailability of payroll deductions for repayment. In addition, there will be an annual fee for the administration of each of such loans of $100.

24.7 General Administration. The Trustee and the Plan Administrator shall have the right to establish such procedures as may be reasonable, necessary or desirable to carry out the provisions of this
     Section 14.
                      SECTION 15

                     MISCELLANEOUS 25
    "Spendthrift" Provision. Subject to Section 15.2 and 15.3 below, no benefit under the Plan shall be subject in any manner to anticipation, pledge, encumbrance, alienation, levy or assignment, nor to seizure, attachment or other legal process for the debts of any Employee, Member or Beneficiary, unless required by law.
25.1 QDRO Exception. In the event that a Qualified Domestic Relations Order ("QDRO") (as defined by section 414(p) of the Code) is issued with respect to any Member, the Plan Administrator shall notify the Member and the alternate payee(s) of the order received and segregate and conservatively invest the portion of the Member's Accrued Benefit which would be payable to the alternate payee(s) as if the order received were a QDRO. Within 18 months of the order, the Plan Administrator shall proceed with either A. or B. as follows:
     A.  if the order is determined to be a QDRO, the Plan
     Administrator shall pay the alternate payee(s), notwithstanding
     Section 6, (i) at the time specified in such order or, if the order permits, (ii) as soon after the Plan Administrator
     approves the order as is administratively feasible provided such distribution is permitted under applicable provisions of the Code; or
     B.  if the order is determined not to be a QDRO, or the issue remains undetermined, the Plan Administrator shall pay the portions of the Member's Accrued Benefit segregated in
     accordance with the above to the Member or Beneficiary(ies)
     who are otherwise entitled to such benefit.
     If, 18 months after issuance of the order, a determination is made that the order is a QDRO, the determination shall be applied prospectively only.
25.2 Plan Loans. A pledge made in accordance with Section 14 which is permitted by Treasury regulation 1.401(a)-13(d) shall not be subject to Section 15.1.
25.3 No Guarantee of Employment. Nothing contained in this Plan or the Trust shall be held or construed to create any liability upon the Employer to retain any Employee in its employ. The Participating Employers reserve the right to discontinue the services of any Employee without any liability except for salary or wages that may be due and unpaid whenever, in their judgment, their best interests so require.
25.4 Controlling Law. The Plan shall be construed, administered and governed in all respects in accordance with the laws of the State of New Jersey to the extent such laws are not superseded by federal law. If any provision herein is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.
                               ELIZABETHTOWN WATER
          COMPANY
          ATTEST:              DATE:      June 16, 1994


          /s/ Walter M. Braswell           /s/ Gail P. Brady
          -----------------------       By:-----------------

          Secretary                      Authorized Officer

                AMENDMENT NO. 1 TO THE
              ELIZABETHTOWN WATER COMPANY
              SAVINGS AND INVESTMENT PLAN

                WHEREAS, ELIZABETHTOWN WATER COMPANY,
(the "Employer") adopted the Elizabethtown Water Company Savings and Investment Plan (the "Plan"), effective January 1, 1988, and restated in its entirety, effective as of January 1, 1989; and

                WHEREAS, Section 13 permits the Employer to amend the Plan at any time; and WHEREAS, the Employer wishes to amend the Plan in certain particulars;
                NOW, THEREFORE, BE IT RESOLVED that, effective
January 1, 1995, the Plan is amended as follows:
1. Section 1.8 is hereby amended with the addition of a new subsection E., as follows:
                E. Effective January 1, 1995, Employees who are covered under a collective bargaining agreement with the Employer or any Participating Employer are eligible to participate in the Plan, subject to the restrictions set forth therein.


2. Section 3.1 is hereby amended by deleting the first paragraph thereof and replacing it with the following:
                3.1 Basic Contributions. Each non-union Member may authorize a Participating Employer to reduce his Compensation by any whole percentage up to 10% of such Compensation, subject to the Dollar Limit and limits of Section 3.6. Each Member who is covered under a collective bargaining agreement with the Employer may authorize a Participating Employer to reduce his
                     Compensation by any whole percentage up to 6% of such Compensation, subject to the Dollar Limit and limits of Section 3.6.


3. Section 3.2 is hereby deleted in its entirety and replaced with the following:

                3.2 Matching Contributions. The Participating Employer shall make a Matching Contribution to each non-union Member which shall equal $.50 for each $1.00 deposited to such Member's Basic Contribution Account. The Matching Contribution shall be credited to the Member's Matching Contribution Account.
                     Notwithstanding the preceding, no Matching
                     Contributions shall be made with respect to a non-union Member's Basic Contributions in excess of 6% of his Compensation. The amount of Employer Matching Contributions may be increased or decreased at the discretion of the Board, provided that reasonable notice is provided to Members giving them the opportunity to change their elective deferral percentages. Members who are covered by a collective bargaining agreement with the Employer or any Participating Employer are not eligible for a Matching Contribution under the Plan.


4. Section 14.1 is hereby amended by deleting the first paragraph thereof and replacing it with the following:
                14.1 Permitted Loans.  A non-union Member may
                     make application to the Plan Administrator to borrow from his vested Accrued Benefit.
                     Members who are covered under a collective bargaining agreement with the Employer or any Participating Employer are not permitted to take a loan from the Plan. The application for a loan must be made in writing, and must specify the amount and term requested. The Plan
                     Administrator shall determine whether the application for a loan is to be approved after an evaluation of all necessary documentation regarding the credit-worthiness of the applicant. All applications for loans shall be evaluated in a uniform and nondiscriminatory manner, and loans shall not be made available to Highly
                     Compensated Employees in an amount greater than that for other Employees. Loans that are granted shall be subject to the following conditions:


                IN WITNESS WHEREOF, the parties hereunto set our hands this 15th day of December, 1994.
                                       ELIZABETHTOWN WATER COMPANY

                                       Thomas J. Cawley
ATTEST:                                ------------------------
                                       President
                                       Thomas J. Cawley
/s/ Walter M. Braswell
----------------------
Secretary
Walter M. Braswell